Consent of Ernst and Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Auditor" in the Statement of Additional Information and to the use of our report dated May 19, 2003, included in this Registration Statement (Pre-effective amendment no. 2, Form N-2 Nos. 333-103086) of the Franklin Mutual Recovery Fund.




                                    /s/ERNST & YOUNG LLP

Boston, Massachusetts
May 19, 2003